UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – NOVEMBER 4, 2015

BIOFUELS POWER CORPORATION
(Exact name of Registrant as specified in its charter)

TEXAS	000-52852	56-2471691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20202 Highway 59 North., Suite 210
Humble, Texas 77338
 (Address of principal executive offices)

281-446-9970
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 4, 2015, we elected to accept the resignation of Clay Thomas as our auditor as he has elected to pursue his legal profession in lieu of any further auditing. In connection Mr. Thomas’ resignation, our audit committee has appointed Briggs & Veselka Co. to serve as our independent auditors effective November 6, 2015.

Our reports from Mr. Thomas for the years ending December 31, 2013 and 2014 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Biofuels Power Corporation has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIOFUELS POWER CORPORATION

November 6, 2015

By:          /s/ Steven S. McGuire
       Steven S. McGuire, Chairman and director

By:          /s/ Alan Schaffner
       Alan Schaffner, director